J | M | P
SECURITIES

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BIOLASE®

BIOLASE Technology, Inc. Federico Pignatelli, CEO NASDAQ: BLTI www.biolase.com JMP Securities Healthcare Conference September 27-28, 2011, New York Exhibit 99.1

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Safe Harbor Statement

This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates,”
“expects,” “intends,” “plans,”  “believes,”  “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes.
These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the
Securities and Exchange Commission including its prior filings on Form 10-K and 10-Q.

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BIOLASE is revolutionizing surgery by breaking the limitations of conventional dentistry and medicine.

New management is transforming BIOLASE from a one product, one segment company of the past to a multi-product and multi-segment platform company that will be better diversified in 2012 and beyond and better positioned for substantial growth compared to the “old” BIOLASE. In 2011, BIOLASE has better positioned itself product-wise due to the release of its revolutionary all-tissue WaterLase iPlus, which now equals the speed of a dental drill; the iLase, the first battery operated handheld diode laser; and the introduction of a full line of digital imaging devices. BIOLASE is expecting to launch several new and cutting edge laser products in 2012.
BIOLASE is NOT Just Another Medical
Equipment Company!

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Traditional Dentistry The painting Cavadenti, the Tooth Puller, by Caravaggio, circa 1608 PAGE 4

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Years of engineering and research at BIOLASE led to the discovery that the Er,Cr:YSGG (2796nm) laser crystal (Erbium, Chromium doped Yttrium-Scandium-Gallium-Garnet) has the highest level of absorption in water molecules contained in human tissue.  This absorption creates an expansion and vaporization of the water molecules causing a biological ablation of human tissue including teeth, dentin, bone, gum, skin and the eye).  For example, tooth enamel contains up to 5% water, dentin and bone contain up to 25% water, soft tissue (gum tissue and skin) contains up to 80% water, and the eye contains up to 90% water.

Conventional Surgical Devices include the scalpel, high speed drill, electrosurge, electric bone saws, and heat generating lasers.
How has BIOLASE Revolutionized Surgery?
…through the science of WaterLase!

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Why BIOLASE WaterLase Technology in Dentistry?
Traditional high-speed drills work by FRICTION which creates HEAT which causes
PAIN.
This
PAIN necessitates injections of ANESTHESIA which results in PAIN and NUMB LIPS. In addition, the lack of feeling from the numbing injections can lead to THERMAL DAMAGE which can lead to PULPAL DEATH and result in a ROOT CANAL.
The traditional high-speed drill also causes VIBRATION, which causes PAIN and leads to
MICROFRACTURES.  These MICROFRACTURES allow BACTERIA to penetrate the tooth which causes further DECAY and the FRACTURING of teeth.
High speed drills also require the use of BURS which even after autoclaving have a 15% chance of carrying pathogenic micro-organisms.  Needles and files can also carry bacteria.  That means in traditional dentistry the patient has a 1 in 6 chance of cross contamination.
WaterLase energy does not create heat or vibration so there is NO PAIN.  Further, the
WaterLase is bactericidal, antiviral and essentially eliminates the risk of cross contamination.

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Alternative and Advanced Hi-Tech Dentistry
Atraumatic Pediatric Tooth Extraction
The aiming beam on
the NEW WaterLase
iPlus is green.  This
red beam featured in
the previous
generation of
WaterLase products
does not cut the
tissue.  Tissue is cut
biologically, with
water at the
molecular level.
Using BIOLASE WaterLase Systems, including our new WaterLase iPlus System:

The iPlus features an
intuitive, touch-based
computer screen,
similar to a tablet
personal computer.
It is designed to
allow for remote
servicing and
software upgrades.

BIOLASE
TURBO

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WaterLase High Speed Cutting PAGE 8

BIOLASE

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WaterLase vs. Drill PAGE 9

HEALTH JOURNAL | FEBRUARY 1, 2011

More Dentists Taking Pains to Win Back Fearful Patients

WSJ .com

Nearly one-quarter of all Americans avoid dentists because they're afraid, according to American Dental Association surveys. And the fear comes in many forms.

In an attempt to win back fearful patients, dentists like Dr. Eda Elis in New York offer spa-like services. WSJ's health columnist Melinda Beck reports.

There's fear of pain, fear of needles, fear of drills, fear of blood, fear of gagging, fear of feeling helpless or having personal space violated, fear of being lectured for not brushing or flossing adequately and fear of being admonished for staying away so long.

"I even hate that sucky thing that vacuums up your saliva," says Carolyn Moody, a Bridgewater, N.J., mother of three who avoided dentists for 10 years. Now she makes sure to bring her iPod. "As soon as I hear that drill, even from another room, my fists clench, my body stiffens and my heart starts pounding," she adds.

Of course, delaying cleanings and checkups only compounds dental problems. Neglected plaque creates cavities; cavities can lead to root canals; root canals require crowns and eventually implants or dentures or worse, a mouthful of toothless gums. Some oral-health problems also send bacteria into the bloodstream, raising the risk of heart attack, diabetes and dementia.

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Alternative Dentistry is Less Frightening
• There are 160,000 dentists currently serving a population of 300 million
Americans which means that 75 million Americans are avoiding dental care because of fear. This equates to an average of 470 patients per dentist!
• Patients spend about $1,000 per year on dental care, meaning that U.S.
dentists are missing out on an average of $470,000 of potential revenue, every year.  If a dentist that adopts painless WaterLase Technology realizes only half of this potential, they could earn an additional $235,000 in annual revenue by just serving fearful patients.

Using the dental drill offers more of the same which is pain, local anesthetic, swelling, pain killers, micro-
fractures and cross contamination. WaterLase technology offers a biological solution with none of the downsides of traditional dentistry: NO drill, NO shot, NO pain, and NO cross contamination of bacteria or viruses.
According to the ADA, nearly 25% of all Americans avoid
dentists because they are afraid of dental drills and needles.

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WaterLase’s Amazing Return on Investment
•
WaterLase technology enables traditional dentists to perform procedures that they currently refer out to specialists or WaterLase dentists, for example:
•
Gingivectomy = $160
•
Perio Treatment = $375
•
Hard-tissue Crown Lengthening = $520
•
Herpetic or Aphthous Ulcer = $308
•
Frenectomy = $355
• This equates to $250-$750 per day in additional revenue
•
These procedures are easy to learn and training is included in the cost of the
WaterLase.
Monthly Lease Payment New Monthly Revenue Generated
Approx. $1,000 $5,000 – $15,000

A dentists’
return on
investment can be
between 500%
and 1,500%!

Procurement of Autogenous Bone from
The Utility of the Fourth-Generation ErCr:
Dental Lasers: Possibilities and Benefits
Effects of Erbium,Chromium:YSGG Laser Irradiation on Canine Mandibular Bone
YSGG Laser
A Study on Acquired Acid Resistance of Enamel and Dentin Irradiated by Er,Cr:YSGG Laser
Treatment of the Contaminated Implant Surface Using the Er,Cr:YSGG Laser
Lasers in dentistry
Torus Removal with an Er,Cr:YSGG Laser
Bactericidal Effect of Different Laser Systems in the Deep Layers of Dentin
The Er,Cr:YSGG hydrokinetic laser system for dentistry – clinical applications

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Substantial Data:
•
The effectiveness of dental
lasers is proven and well
researched.
•
Clinical data and peer-
reviewed specialty journals
substantiate the effectiveness of
laser treatment in a wide variety
of procedures.
Technology Supported by Scientific Data

Columbia University in the City of New York

University of Pittsburgh

TUFTS

University of Washington

RWTH Aachen University

Loma Linda University

UCLA

Creighton University

明海大学 Meikai University

National & Kapodistrian University of Athens

Harvard

Universitat de Barcelona

New York University

The University of Utah

Temple University

Colorado University of Colorado at Boulder

The University of Oklahoma

University of the Pacific

The University of Tennessee UT

Arizona

Illinois

USC

University of Florida

Mount Sinai

Universitat de Barcelona

NSU Nova Southeastern University

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Some of the Dental Schools that are Teaching WaterLase Technology around the World PAGE 13

PR Newswire

Products & Services | Knowledge Center | Browse News Releases

Question Your Dentist About Potential for Cross-Contamination, Leading Infection-Control Scientist Tells Fox News

[illegible] infection control is urging patients to ask their dentists about the potential for cross-contamination [illegible] patients' protective bibs in place.

[illegible] Michigan, determined that reused bib chains contained about 1,000 times more bacteria than disposable or sterilized chains.

"Bacteria from [dental] patients' mouths transfers on to surfaces through the air from aerosols from air and water syringe sprays or gloved hands [illegible]

[illegible] the University of North Carolina School of Dentistry which found that one out of five bib chains tested were contaminated with [illegible] plaque, skin and flesh.

Cappon also references the work of Noel Kelsch, former president of the California Dental Hygienists' Association, whose own study was published in a recent issue of Infection Control Today.

"The more crevices and indentations on a clip or a chain, the higher the contaminant count," Kelsch tells Cappon.

Those contaminants, Cappon reports, can mean trouble for patients.

"The Centers for Disease Control defines cross-contamination as the act of spreading bacteria and viruses from one surface to another," Cappon writes. "Blood-borne viruses have the ability to live on objects and surfaces for as long as a week [illegible]"

[illegible]

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1. Dental Health Magazine 2. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie
Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1.  3.
Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5.  4. The
antimicrobial efficacy of the erbium, chromium: yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron
Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002.
Warning:
Patients Urged to Ask their Dentists
About the Risk of Cross Contamination!
Cross contamination is a huge threat 1,2,3,4 :
•
The CDC defines cross-contamination as the act
of spreading bacteria and viruses from one surface
to another. Blood-borne viruses have the ability to
live on objects and surfaces for as long as a week.
•
Sterilization techniques used for the dental burs
used with the high speed drill and endodontic files
used in root canals are not effective.  This is a
serious health threat for many people.

50X
200X
500X

Sodium Hypochlorite (NaOCl)
Waterlase MD™

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NO Risk of Cross-Contamination:
WaterLase MD™ reduced E. faecalis
2.86 times more effectively than NaOCl³
1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1.  2. Contaminated dental instruments:
Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5.  3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with
Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002
Burs and Endo Files:
•
15% of “sterilized” burs and up to 76% of “sterilized”
endodontic files carry pathogenic micro-organisms.
•
Complex and rugged bur surface difficult to sterilize.
•
Autoclaving fails 15% of the time to decontaminate burs
WaterLase Tips:
• Smooth tip surface does not harbor debris or bacteria
like abrasive surface of burs or files.
•
YSGG laser energy is bacteriacidal.
•
Single-use, disposable tips that work without the need to
contact tissue.  Also eliminates accidental sticks with
contaminated burs.
WaterLase Laser Technology Eliminates the Risk
of Cross Contamination and Contagion

2 1,
3
1

Award winning IP:
Recognized for innovation, leadership, and the development of numerous disruptive technologies, most notably the development of a new surgical system to cut human tissue in a biological and atraumatic way.
Received Astrum Award at MDB Capital’s 2011 Bright Lights Conference.
Strategy:
Currently working with highly regarded IP consulting company to analyze our patent families and determine those with the greatest potential:
–
Dentistry (including new lasers for hard and soft tissue, a laser toothbrush, flavored water)
–
Ophthalmology (including procedures for presbyopia, glaucoma, maxillofacial surgery)
–
Orthopedics and pain management (including use as a general surgical knife)
Internal development, licensing, and legal action against infringers.
Intellectual Property

•
•
•
•

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Current Status:
BIOLASE currently has 279 issued and pending patents, 70% of which are related to our core Er;Cr:YSGG technology and medical lasers.
Filing costs and maintenance are closely monitored. Funding for redundant patents and patents with a low-
probability for issuance are stopped.
Patent Portfolio
Issued Pending Total
U.S. 84 46 130
International 74 75 149
Total 158 122 279

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Current Line of BIOLASE
Products
All-tissue dental lasers:
Our all-tissue lasers include our new flagship laser, the revolutionary
WaterLase iPlus, and the WaterLase MD Turbo.
Diode soft-tissue dental lasers:
Our soft tissue lasers include the ezLase total diode solution, which offers power and portability, and the revolutionary iLase, a portable diode laser with no foot pedal, power cord, or external controls.
Medical:
The Diolase 10 offers high intensity laser therapy in the palm of your hand for pain management.
Digital Imaging:
We offer a full line of digital imaging equipment, including cone beam 3-D dental imaging and CAD/CAM digital dental impressions.

Patented laser toothbrush for Home Use
•
BIOLASE is currently developing a laser toothbrush for consumer home-use in connection with a license agreement with The Proctor and Gamble Company (“P&G”).
•
Research indicates that a laser toothbrush for home-use will whiten teeth, disinfect teeth and gums, bio-
stimulate teeth and gums, relieve pain, and perform photodynamic therapy.
•
No other product currently on the market can perform all of these functions.
New soft-tissue lasers
•
BIOLASE is also engineering a more powerful diode soft-tissue laser for launch in 2012 which will be the first offer multiple wavelengths and power up to 40 watts.
Further Opportunities to Expand in Dentistry

With our patented WaterLase and diode technologies, we have created technological platforms that have the ability to extend far outside of dentistry.  This expansion into new markets is a fundamental effort within BIOLASE.  We expect to greatly expand our addressable markets in the coming years which, we believe, has the potential to substantially increase our revenues.  Each of these potential markets represents a multi-
billion dollar opportunity.
Ophthalmology:
We currently hold 13 issued and 20 pending U.S. and International patents in four patent families in the field of ophthalmology, giving us a wide range of applications and coverage.  Our patented technology has the capability to restore the elasticity of the eye and allow it to return to normal function, eliminating presbyopia.  Management has established a new subsidiary, OCULASE, which will own and
develop BIOLASE’s ophthalmic assets and technologies.   In 2012, we expect approval to market for glaucoma
and dry eyes.  We expect approval to market WaterLase technology for presbyopia internationally in 2013 and in the United States in 2014.
Further Opportunities to Expand in Medicine

Pain Management: We anticipate launching a new deep-tissue hand piece and upgraded laser for pain therapy in 2012 which will coincide with a new marketing campaign.
Podiatry:
We have found that our Diolase 10 technology is very effective in the treatment of nail fungus and we are completing the clinical and regulatory requirements necessary to enter the market in 2012.
Orthopedics:
We are working with several key manufacturers and universities to provide solutions that are not currently available.  We are investigating opportunities for several orthopedic applications and anticipate filing several 510(k) applications over the next 12 months.
Aesthetics:
We have various FDA approvals for applications in dermatology, plastic surgery, and oculoplastics and are currently investigating options for entering these markets in 2012.

Further Opportunities to Expand in Medicine
(Continued)

How BIOLASE is positioned for a successful turnaround:
•
BIOLASE has a better organizational structure, better cost control, and more efficient & effective
•
Our lower cost structure and growing direct sales force will allow us to leverage our earnings
•
The BIOLASE brand is currently known by over 80% of North American dentists and is growing
•
BIOLASE has the largest installed base of dental lasers which equates to recurring revenues from
•
BIOLASE has more products available than ever before.
•
BIOLASE has more clinical trials, more FDA approvals, and more patents and pending patents than
Foundation for a Successful Recovery

management than ever before.
compared to BIOLASE of the past.
internationally.
consumables, warranties, and service contracts.
ever before.

Hard-tissue
Soft-tissue

Hard-tissue
Soft-tissue

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How BIOLASE is Positioned in the Dental Market BIOLASE United States BIOLASE International Total: 12,500 Total: 5,500 Grand Total: 18,000 2,800 2,700 5,700 6,800 PAGE 23

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Owning BIOLASE Means Owning the Hard Tissue Dental Laser Market… Biolase 80% Source: Biolase Technology Licensing Reports PAGE 24

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…and the Overall Dental Laser Market. 45% Source: iData Research Inc. 2009 US Dental Laser Market: Hard & Soft Tissue PAGE 25 Biolase

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Our Market Opportunity in Dentistry
BIOLASE’s global market opportunity is tremendous!
•
176,000 dentists in the US and Canada.
1
•
Over 1.2 million dentists in 134 countries.
2
•
18,000 systems in over 11,000 practices.
•
Every 1% of further market penetration is equal to an
opportunity of well over $600 million in revenues.
Estimated total global market of 1,200,000,
which is growing rapidly due to new markets
such as China, India, and Indonesia.
18,000
3
systems sold worldwide.
1. American Dental Association.  2. World Federation of Dentistry.  3. 1998-present over 17,300 BIOLASE systems sold.

Our current market penetration is approximately
3% in the United States and slightly less than 1%
internationally!

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Substantial Opportunity in Emerging Markets
1. World Federation of Dentistry
Practicing Dentists

Western Europe
240,000 dentists
1 dentist / 1,800 population
Eastern Europe
120,000 dentists
1 dentist / 4,000 population
China
16,000 dentists
1 dentist / 82,300 population
Japan
63,000 dentists
1 dentist / 2,000 population
Rest of Asia
43,000 dentists
1 dentist / 14,000 population
Middle East
19,000 dentists
1 dentist / 3,100 population
India
35,000 dentists
1 dentist / 33,900 population
Latin America
298,000 dentists
1 dentist / 5,600 population
North America
176,000 dentists
1 dentist / 1,900 population
Worldwide Total
1,200,000 dentists
1

60
50
40
30
20
10
0
2000
2050
Developed Markets
Emerging Markets

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Expected Growth of Emerging Markets

Emerging Markets are expected to be bigger than Developed Markets by 2050.
1,2
•
Forecasts predict that the top 5
economies in 2050 will include China,
the United States, India, Japan, and
Germany.
1
•
Led by China, at >800%, and India, at
>600%, the rise in income per capita in
the emerging world from 2010 to 2050
will dwarf that of the United States, at
<100%.
1
•
Other projected high growth emerging
markets include Russia (575%),
Indonesia (400%), and Brazil (200%).
1
1. Source: HBC Calculations; 2. Chart in Trillions of Constant US 2000 Dollars.

BIOLASE Europe
BIOLASE

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BIOLASE Technology, Inc. Today
Company Headquarters in Irvine, California

• We have over 170 employees worldwide.
• We have sales offices in the U.S., Floss (Germany),
Madrid (Spain), Shanghai (China), and Mumbai (India),
with expansion planned in Dubai (UAE), and Rio de
Janero (Brazil). We also have training facilities in
Charlotte, NC, St. Louis, MO, and Irvine, CA.
BIOLASE Europe in Floss, Germany
BIOLASE is the Global Leader in Dental Lasers:
• Our 57,000 sq. ft. fcorporate HQ in Irvine houses
administrative,  sales,  marketing, customer care, training, manufacturing, and  R&D. This facility can accommodate
growth to $250 million.
• We also have manufacturing capabilities in Floss, Germany.

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Operations
•
We are ISO 9001 certified and FDA GMP with clean room
operations.  We also have manufacturing capabilities in
Floss, Germany.
•
Nearly 100% of our components and subassemblies are
manufactured in our facility and/or the U.S.

•
We have a highly skilled R&D team with
extensive medical device and laser
development expertise.   We are highly
focused in improving and extending  our
dental and medical product portfolio.
Manufacturing and Research & Development

Net Sales
Guidance
80
70
60
50
40
30
20
10
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

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0.5
1.0
Chart & Financial History
20
15
10
5
BLTI
SHARE
PRICE
1994-2006 Pignatelli
Chairman of the Board
Exclusive distribution partnership with
Henry Schein Aug 2006–Aug 2010
Aug 2010-Present
Pignatelli CEO &
Board Chairman
1998  FDA
Clearance
WaterLase

Market Data (NASDAQ: BLTI)

As of September 15, 2011:
Share price……………….....………………………...…………......................................................................
Shares issued and outstanding…………………………………………………………....….……………
Public float (shares held by others than the CEO and Board).……………………….....….………..…
Average daily volume (three month average)……………………………………..……………….……......
Market capitalization……………………………………………………………......…..………………..
Percentage of shares held by institutional holders (at June 30, 2011)..…….................…….
Short position……………………………………………………………………….………………………….
Dividend yield………………………………………………………………………………..…….….
30,300,000
28,900,000
590,000
$106,900,000
approximately 57%
6,952,000
4% Annual Stock
BIOLASE is currently covered by analysts from Needham & Company LLC, WJB Capital Group, and Rodman & Renshaw
LLC and is part of both the Russell Global and Russell 2000 Indexes.
$3.53

Financial Highlights

Turnaround:
For the nine month period ended June 30, 2011, BIOLASE generated non-GAAP net income of approximately $885,000, as compared to a non-GAAP net loss of approximately $9.3 million for the nine month period ended June 30, 2010.
Insider Purchases:
During 2011, officers and directors have purchased approximately 109,700 shares of stock in the open market for approximately $440,000.  In addition, officers and directors have converted approximately 523,000 options into shares of common stock.
Employee Stakeholders:
BIOLASE’s entire executive team holds options to purchase common stock.
As of June 30, 2011, essentially all of our employees held 3,000,000 options.
CEO Stakeholder:
BIOLASE’s Chairman, President, and CEO, Federico Pignatelli, has an annual salary of one dollar.  Mr. Pignatelli owns approximately 1.7 million shares of stock and 200,000 options to purchase common stock.  The only way that Mr. Pignatelli will make money in 2011 is as a shareholder.

Recent Developments
Ophthalmology:
In September In June 2011, BIOLASE entered into an agreement with Daniel S. Durrie,
M.D., an internationally recognized refractive surgeon, to serve as BIOLASE’s primary ophthalmic expert resource and partner with management to oversee the development and execution of our clinical studies and consult on ophthalmic applications for our intellectual property portfolio.  In September 2011, BIOLASE established a new subsidiary, OCULASE, which will own and develop BIOLASE’s ophthalmic assets and technologies. We expect approval to market for glaucoma and dry eyes in 2012 and approval to market
WaterLase technology for presbyopia internationally in 2013 and in the United States in 2014.
Asian Offices:
In June 2011, BIOLASE officially opened BIOLASE Technology Asia Pacific, its Asian headquarters, in Shanghai, China, and a direct sales and service office, BIOLASE India Private Limited, in
Mumbai, India.
Digital Imaging Sales: At the end of the second quarter, BIOLASE received its first orders for its state of the art dental imaging devices for delivery in the third quarter.

Recent Developments (continued)
Direct Sales in Germany:
BIOLASE has regained the ability to sell direct or through other distributors from Henry Schein Inc. (NASDAQ: HSIC) for all of its international territories and has announced plans to expand BIOLASE Europe, GMBH, to now include a direct sales force, along with service and support operations, for the German market.
Additions to the Management Team: BIOLASE has recently hired Richard Whipp as Director of Operations and Ehab Esmail as Vice President of Global Regulatory, Quality and Clinical Affairs.
Private Placement: In June 2011, BIOLASE raised $9 million from institutional investors in a private placement through the sale of 1.6 million shares of common stock and 812,000 warrants.

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BIOLASE

BIOLASE Technology, Inc. Federico Pignatelli, CEO NASDAQ: BLTI www.biolase.com JMP Securities Healthcare Conference September 27-28, 2011, New York